UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 21, 2025, SHF Holdings, Inc. (the “Company”) entered into a Waiver (the “Waiver”) with Partner Colorado Credit Union (“PCCU”). Section 5.1(d) of the Company’s Certificate of Incorporation entitled PCCU to (i) designate, jointly with the Company, one Class I director to the Company’s Board of Directors and (ii) designate three Class II directors to the Company’s Board of Directors (collectively, the “Designation Rights”). Pursuant to the terms of the Waiver, PCCU agreed to forever waive these Designation Rights.

PCCU is considered a related party as it holds a significant ownership interest in the Company, is the Company’s most significant financial institution customer, serves as the Company’s sole lending financial institution, is the counterparty to a five-year Senior Secured Promissory Note issued by the Company, and is where the Company maintains the majority of its deposits. For additional information on the Company’s relationship with PCCU, see Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations––Related Party Relationships” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 21, 2025.

The foregoing description of the terms of the Waiver does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Waiver, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2025, Donald Emmi, the Chief Legal Officer of the Company, informed the Company that he is resigning from his role at the Company effective June 6, 2025. Mr. Emmi’s resignation from the Company was for personal reasons and is not a result of any disagreement with the Company on any matter relating to the operations, policies or practices of the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

10.1	Waiver, dated as of May 21, 2025, by and between SHF Holdings, Inc. and Partner Colorado Credit Union.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: May 28, 2025	By:	/s/ Terrance E. Mendez
Terrance E. Mendez
Chief Executive Officer